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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 20, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in the Shiloh Industries, Inc.'s Annual Report on Form 10-K for the year ended October 31, 2002.

/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
February 12, 2003